                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2001


                                POWERBRIEF, INC.
               (Exact name of Registrant as specified in charter)



            TEXAS                        1-10677                 76-0203483
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                5858 WESTHEIMER, SUITE 703                 77057
                      HOUSTON, TEXAS                     (Zip Code)
         (Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 586-4600


                              --------------------

ITEM 3.  BANKRUPTCY

         As previously disclosed under cover of a Current Report on Form 8-K, filed on October 2, 2001, PowerBrief, Inc. (the "Company") filed voluntary bankruptcy petitions for relief under the provisions of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas, Houston Division on October 2, 2001. As disclosed under cover of a Current Report on Form 8-K, filed on November 8, 2001, the Company's independent auditors resigned effective November 1, 2001.

ITEM 5.  OTHER EVENTS

The Company is required to file Monthly Operating Reports with the Office of the United States Trustee for the Southern District of Texas (the "United States Trustee") pursuant to the United States Trustee's "Operating Guidelines and Financial Reporting Requirements" for Chapter 11 cases. The Company's Monthly Operating Reports which were filed with the United States Trustee are attached hereto, as Exhibits 99.1 through 99.2, for the following monthly periods:
October 2, 2001 through October 31, 2001 and November 1, 2001 through November 30, 2001 (the "Reports").

The Reports may contain various forward-looking statements with respect to the Company's financial condition, results of operations and business. These forward looking statement are subject to numerous assumptions, risks, and uncertainties and a number of factors could cause actual results to differ materially from those projected or implied in such forward looking statements. These factors include, but are not limited to, risks related to the Company's decision to file its Chapter 11 petition; the risk that the Company's positions regarding the automatic stay under the bankruptcy laws may not be accepted by the courts; the risk that a trustee will be appointed to operate the Company's business; risks related to the Company's ability to operate successfully under Chapter 11 proceeding; risks related to the Company's ability to liquidate its assets in a timely manner and to maximize the proceeds from the sale of assets, and factors discussed in the Company's quarterly and annual reports previously filed on Forms 10-QSB and 10KSB. The Company undertakes no obligation to update any forward-looking statements.

THE REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

The Company has been informed by the Securities and Exchange Commission that it will be monitoring the bankruptcy proceedings of the Company.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  --------

  99.1 PowerBrief, Inc. Debtor in Possession Monthly Operating Report for the period of October 2, 2001 through October 31, 2001.

  99.2 PowerBrief, Inc. Debtor in Possession Monthly Operating Report for the period of November 1, 2001 through November 30, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          POWERBRIEF, INC.
                                          (Registrant)


Date: December 28, 2001                   By: /s/ Ernest D. Rapp
                                              ---------------------
                                          Ernest D. Rapp
                                          Executive Vice President and Treasurer

EXHIBIT INDEX

     Exhibit      Description
     -------      -----------
       99.1       PowerBrief, Inc. Debtor in Possession Monthly Operating Report
                  for the period of October 2, 2001 through October 31, 2001.

       99.2 PowerBrief, Inc. Debtor in Possession Monthly Operating Report for the period of November 1, 2001 through November 30, 2001.